Short-term Investments - Classification (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Short-term Investments
Time deposits and held-to-maturity debt securities	¥ 220,422,862	$ 31,520,049	¥ 210,368,027
Equity securities	66,033,596	9,442,679	44,479,404
Available-for-sale debt securities	19,599,692	2,802,719	6,319,014
Other debt investments	7,351,532	1,051,255	12,625,411
Short-term investments, Total	¥ 313,407,682	$ 44,816,702	¥ 273,791,856